Exhibit 99.1

Worksport Ltd. Sees Over 200% Growth in B2B Sales; Initiates Pre-Order Campaign for New AL4 Tonneau Cover

Company Initiates Business with Hundreds of Dealers Across USA; New Model: AL4 Attracts Industry-Leading Distributors

West Seneca, New York, October 29, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is thrilled to announce a significant milestone in its business-to-business (B2B) sales growth, and the newly initiated pre-order campaign for its highly anticipated AL4 Premium Tonneau Cover.

Explosive B2B Sales Growth

In the last four months, Worksport has impressively achieved over 200% growth in Dealer Account sales of its Worksport-branded products, with key dealers in most major areas across the USA and Canada. This exponential growth is attributed to the surging interest in high-quality, aggressively priced tonneau covers that meet the demands of today’s market. While the Company’s private label and consumer direct businesses continue to drive the largest share of revenue for Worksport, the impressive surge in dealer sales represents an exciting opportunity for future growth.

Strategic Dealer Expansion with High Conversion Rates

●	Retail Display Units Shipped: Worksport has shipped hundreds of displays to key dealer accounts across the United States. These retail display units will continue to convert into dealer sales perpetually, representing a considerable long-term dealer level growth objective.

●	Conversion Ratio: These display units have generated an outstanding 31% conversion rate, meaning nearly one-third of dealers who received retail display units have placed orders nearly immediately, preceding receiving and assembling these Worksport Retail Display Units. Worksport’s sales team is working towards 100% sales conversion as a result of each retail display unit installed in dealer showrooms in the USA and Canada.

●	Vast Market Potential: With over 17,000 dealers in the U.S., strong dealer interest signals a substantial opportunity for continued sales growth. Worksports growing sales team is continuing to establish direct connection with each dealer across the USA and Canada.

Regional Success and Market Penetration

●	Strong Performance in the Southwest: The Company has experienced particularly robust sales in the Southwest region, driven by Worksport’s fast shipping times and high market demand for tonneau covers.

●	First Order from Puerto Rico: Worksport is excited to announce its first-ever B2B order from a customer in Puerto Rico, consisting of initial crates of both hard and soft covers. This marks a significant expansion into new territories.

AL4 Premium Tonneau Cover Pre-Order Campaign

Following the recently announced production schedule of the AL4 Premium Tonneau Cover, Worksport is beginning to book pre-orders from key dealer and distributor accounts in the USA and Canada. Pre-ordering will end at the end of November at which time Worksport sales team expects significant early demand and orders.

Key AL4 sales highlights include:

●	Interest from Industry-Leading Distributors. Several top-tier national US based distributors are in discussions to pre-order the AL4, reflecting strong market confidence in the product.

●	Scaling Dealer Network. The Company will continue to expand its dealer network while attracting new distributors to enhance scale and market reach.

Management Commentary

“The remarkable trend we have seen in our B2B segment is a testament to the market’s appetite for high-quality, competitively priced tonneau covers,” said Steven Rossi, CEO of Worksport Ltd. “Our strategic deployment of display stands has not only expanded our dealer network but has also yielded an exceptional conversion rate of 31%. The newly initiated pre-order campaign for the AL4 Premium Cover has already garnered interest from industry-leading distributors, signaling a bright future for Worksport. We are committed to leveraging this momentum in 2025 and beyond.

Key 2024 Press-Releases:

●	October 17: Nasdaq Grants Extension To Regain Compliance
●	October 17: $2MM+ Projected Savings From New Strategic Initiative
●	October 3: Commencing U.S Government Sales
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 12: Record High August Sales
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth

●	August 1: Impressive SOLIS Solar Cover Test Results
●	May 8: Worksport Awarded $2.8MM Grant

Read all Worksport press releases: [Link to All Press Releases].

About Worksport Ltd.

Worksport Ltd. (NASDAQ: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable energy storage systems, and heat-pump technology. The Company is committed to transforming the pickup truck industry through innovative technologies that enhance functionality and sustainability. For more information, please visit www.worksport.com | investors.worksport.com | https://terravisenergy.com

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.